EXHIBIT 99
FORM 4 JOINT FILER INFORMATION

Name	Wynnefield Partners Small Cap Value, L.P. I
Address	450 Seventh Avenue, Suite 509 New York, NY 10123
Designated Filer	Wynnefield Partners Small Cap Value, L.P.
Issuer & Ticker Symbol	MVC Capital, Inc. (MVC)
Date of Event Requiring Statement	8/27/2009
Signature	By: Wynnefield Capital Management, LLC General Partner By: /s/ Nelson Obus Nelson Obus, Managing Member

Name	Wynnefield Small Cap Value Offshore Fund, Ltd.
Address	450 Seventh Avenue, Suite 509 New York, NY 10123
Designated Filer	Wynnefield Partners Small Cap Value, L.P.
Issuer & Ticker Symbol	MVC Capital, Inc. (MVC)
Date of Event Requiring Statement	8/27/2009
Signature	By: Wynnefield Capital, Inc. By: /s/ Nelson Obus Nelson Obus, President

Name	Wynnefield Capital Management, LLC
Address	450 Seventh Avenue, Suite 509 New York, NY 10123
Designated Filer	Wynnefield Partners Small Cap Value, L.P.
Issuer & Ticker Symbol	MVC Capital, Inc. (MVC)
Date of Event Requiring Statement	8/27/2009
Signature	/s/ Nelson Obus Nelson Obus, Managing Member

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Name	Wynnefield Capital, Inc.
Address	450 Seventh Avenue, Suite 509 New York, NY 10123
Designated Filer	Wynnefield Partners Small Cap Value, L.P.
Issuer & Ticker Symbol	MVC Capital, Inc. (MVC)
Date of Event Requiring Statement	8/27/2009
Signature	/s/ Nelson Obus Nelson Obus, President

Name	Channel Partnership II, L.P.
Address	450 Seventh Avenue, Suite 509 New York, NY 10123
Designated Filer	Wynnefield Partners Small Cap Value, L.P.
Issuer & Ticker Symbol	MVC Capital, Inc. (MVC)
Date of Event Requiring Statement	8/27/2009
Signature	/s/ Nelson Obus Nelson Obus, General Partner

Name	Wynnefield Capital, Inc. Profit Sharing Plan
Address	450 Seventh Avenue, Suite 509 New York, NY 10123
Designated Filer	Wynnefield Partners Small Cap Value, L.P.
Issuer & Ticker Symbol	MVC Capital, Inc. (MVC)
Date of Event Requiring Statement	8/27/2009
Signature	/s/ Nelson Obus Nelson Obus, Authorized Signatory

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Name	Nelson Obus
Address	450 Seventh Avenue, Suite 509 New York, NY 10123
Designated Filer	Wynnefield Partners Small Cap Value, L.P.
Issuer & Ticker Symbol	MVC Capital, Inc. (MVC)
Date of Event Requiring Statement	8/27/2009
Signature	/s/ Nelson Obus

Name	Joshua Landes
Address	450 Seventh Avenue, Suite 509 New York, NY 10123
Designated Filer	Wynnefield Partners Small Cap Value, L.P.
Issuer & Ticker Symbol	MVC Capital, Inc. (MVC)
Date of Event Requiring Statement	8/27/2009
Signature	/s/ Joshua Landes

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